UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2016
______________________

Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On September 12, 2016, Open Text Corporation (“OpenText”) entered into a Master Acquisition Agreement (the “Acquisition Agreement”) with EMC Corporation, a Massachusetts corporation (“EMC”), EMC International Company, a company organized under the laws of Ireland (“EIC”), and EMC (Benelux) B.V., a besloten vennootschap organized under the laws of Netherlands (“EMC Benelux” and, together with EMC and EIC, the “Sellers”), pursuant to which OpenText has agreed to acquire certain assets and assume certain liabilities of the enterprise content division of the Sellers (the “Business”) (such transactions collectively, the “Acquisition”). The purchase price for the Acquisition, which is payable in cash, is US$1.62 billion.
OpenText expects the closing of the Acquisition (the “Initial Closing”) to take place within 90 to 120 days, except in certain jurisdictions where requirements of local law require the transfer of local assets and liabilities to be deferred to a later date. The consummation of the Acquisition is subject to certain customary conditions, including the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consummation of the Acquisition is not subject to any financing condition.
The Acquisition Agreement contains customary representations and warranties for a transaction of this type. The Acquisition Agreement also contains customary covenants, including a covenant providing for each of the parties to use reasonable efforts to cause the transactions to be consummated. The Acquisition Agreement requires the Sellers to operate the Business in the ordinary course during the period between the execution of the Acquisition Agreement and each closing. Subject to certain limitations and exceptions, EMC, on the one hand, and OpenText, on the other hand, have agreed to indemnify each other for certain matters, including certain breaches of representations, warranties and covenants.
The Acquisition Agreement also contains certain rights to terminate the agreement prior to the Initial Closing, including the right of either OpenText or the Sellers to terminate the transaction (i) if the Initial Closing has not occurred on or before March 12, 2017 (which date may be extended to June 12, 2017 and further extended to September 12, 2017, by either OpenText or the Sellers, if all conditions to the Initial Closing other than governmental approvals have been satisfied or waived), (ii) a governmental entity issues a final, non-appealable order or takes any other action permanently enjoining, restraining or otherwise prohibiting a material portion of the contemplated transactions, or (iii) in the event of certain material breaches of the Acquisition Agreement by the other party or parties, as applicable.
In connection with the proposed Acquisition, on September 12, 2016, OpenText has obtained a financing commitment (the “Commitment Letter”) from Barclays Bank PLC (the “Lender”), pursuant to which the Lender (acting alone or through or with affiliates selected by it) has committed to provide a first lien term loan facility in an aggregate principal amount of up to US$1.0 billion (the “Facility”) to finance a portion of the proposed Acquisition. The obligations of the Lender to provide the Facility under the Commitment Letter are subject to a number of customary conditions, including, without limitation, execution and delivery of definitive documentation consistent with the Commitment Letter and the documentation standard specified therein. The Commitment Letter terminates on March 14, 2017 (which termination date may be extended under the terms of the Commitment Letter in a manner consistent with extensions under the Acquisition Agreement, in each case to a date that is two business days after the relevant termination date under the Acquisition Agreement).
The foregoing summaries of the Acquisition Agreement and the Commitment Letter and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Acquisition Agreement and the Commitment Letter, filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K, respectively.
The Acquisition Agreement and the Commitment Letter have been included solely to provide investors and security holders with information regarding their respective terms. None of these agreements is intended to be a source of financial, business or operational information about the Business, OpenText, the Sellers or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Acquisition Agreement and the Commitment Letter, respectively, are made only for purposes of the applicable agreement and are made as of specific dates; are solely for the benefit of the parties; are in specific cases subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Acquisition Agreement and the Commitment Letter, respectively, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Business, OpenText, the Sellers or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement and the Commitment Letter, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure
On September 12, 2016, OpenText issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished herewith as Exhibit 99.1.
This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by OpenText under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements set forth herein (including the exhibits hereto), including statements regarding the proposed Acquisition, OpenText’s plans, objectives, expectations and intentions relating to the proposed Acquisition, the proposed Acquisition’s expected contribution to OpenText’s results, financing and closing of the proposed Acquisition, the expected timing and benefits of the proposed Acquisition, OpenText’s, the Sellers’ and the Business’ financial results and estimates and/or business prospects, OpenText’s leadership in Enterprise Information Management (EIM), as well as the expected synergies of the proposed Acquisition, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText’s current expectations, estimates, forecasts and projections about the proposed Acquisition and the operating environment, economies and markets in which OpenText and the Business operate, are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different.
These statements reflect estimates, beliefs and assumptions that are based on OpenText’s and the Sellers’ perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, OpenText and the Sellers have made assumptions with respect to the ability of OpenText and the Business to achieve expected synergies and the timing of same, the ability of OpenText to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of OpenText and the Business to protect their intellectual property, future capital expenditures, including the amount and nature thereof, trends and developments in the information technology and financial sectors and other sectors of the economy that are related to these sectors, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results being similar to historical results, expectations related to future general economic and market conditions and other matters. These estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. These estimates, beliefs and assumptions may prove to be inaccurate, and consequently OpenText’s actual results could differ materially from the expectations set out herein.
Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)
risks and uncertainties relating to the proposed Acquisition and financing thereof, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on OpenText’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) OpenText’s increased levels of indebtedness as a result of the proposed Acquisition, which could limit OpenText’s operating flexibility and opportunities, (c) OpenText’s inability to complete the anticipated financing as contemplated by the Commitment Letter or otherwise prior to the contractually required time for closing of the proposed Acquisition or otherwise secure favorable terms for such financing, (d) the possibility that certain assumptions with respect to the Business or the proposed Acquisition could prove to be inaccurate, (e) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed Acquisition, (f) the potential failure to retain key employees of OpenText or the Business as a result of the proposed Acquisition or during integration of the businesses and (g) disruptions resulting from the proposed Acquisition, making it more difficult to maintain business relationships;

(ii)
risks and uncertainties relating to OpenText (including the Business), including: (a) the future performance, financial and otherwise, of OpenText, (b) the ability of OpenText to bring new products and services to market and to increase sales, (c) the strength of OpenText’s product development pipeline, (d) OpenText’s growth and profitability prospects, (e) the estimated size and growth prospects of the EIM market, (f) OpenText’s competitive position in the EIM market and its ability to take advantage of future opportunities in this market, (g) the benefits of OpenText’s products and services to be realized by customers, (h) the demand for OpenText’s products and services and the extent of deployment of OpenText’s products and services in the EIM marketplace, and (i) OpenText’s financial condition and capital requirements; and

(iii)
risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including: (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the potential for the incurrence of or assumption of debt in connection with this Acquisition and other acquisitions and the impact on the ratings or outlooks of rating agencies on OpenText's outstanding debt securities; (c) the possibility that OpenText may be unable to meet its future reporting requirements under the Exchange Act and the rules promulgated thereunder, (d) the risks associated with bringing new products and services to market, (e) fluctuations in currency exchange rates, (f) delays in the purchasing decisions of OpenText’s customers, (f) the competition OpenText faces in its industry and/or marketplace, (g) the final determination of litigation, tax audits (including tax examinations in the United States and elsewhere) and other legal proceedings, (h) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes, (i) the possibility of technical, logistical or planning issues in connection with the deployment of OpenText’s products or services, (j) the continuous commitment of OpenText’s customers, and (k) demand for OpenText’s products and services.

For additional information with respect to risks and other factors which could occur, see OpenText’s Annual Report on Form 10-K filed on July 27, 2016, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond OpenText’s control. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Master Acquisition Agreement, dated as of September 12, 2016, by and among EMC Corporation, EMC International Company, EMC (Benelux) B.V. and Open Text Corporation
10.1	Commitment Letter, dated as of September 12, 2016, by and between Open Text Corporation and Barclays Bank PLC
99.1	Press Release issued by Open Text Corporation on September 12, 2016

*Schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act. OpenText undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 12, 2016	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

2.1*	Master Acquisition Agreement, dated as of September 12, 2016, by and among EMC Corporation, EMC International Company, EMC (Benelux) B.V. and Open Text Corporation
10.1	Commitment Letter, dated as of September 12, 2016, by and between Open Text Corporation and Barclays Bank PLC
99.1	Press Release issued by Open Text Corporation on September 12, 2016

*Schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act. OpenText undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.